                                                                  Exhibit 10.24


                    ASSIGNMENT OF CONTRACTS AND AGREEMENTS

                                 DEFINED TERMS

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EXECUTION DATE: As of November 25, 1998
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LOAN: A first deed of trust loan in an amount of $21,500,000.00 from Assignee to Assignor
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ASSIGNOR & ADDRESS:          Arlington Square Limited Partnership,
                             a Virginia limited partnership
                             c/o The Washington Corporation
                             4650 East-West Highway, Suite 251
                             Bethesda, Maryland 20814
                             Attention: William N. Demas
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ASSIGNEE & ADDRESS:          Metropolitan Life Insurance Company,
                             a New York corporation
                             200 Park Avenue, 12th Floor
                             New York, New York 10166
                             Attention: Senior Vice-President
                                        Real Estate Investments

          and:               Metropolitan Life Insurance Company
                             One Madison Avenue
                             New York, New York 10010-3690
                             Attention:  Vice-President and Investment Counsel
                                         Real Estate Investments
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NOTE: Promissory Note executed by Assignor in favor of Assignee in the amount of the Loan dated as of the Execution Date, together with all extensions, renewals, modifications, restatements and amendments thereof.
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DEED OF TRUST: Deed of Trust, Security Agreement and Fixture Filing dated as of the Execution Date, executed by Assignor to secure repayment of the Note, together with all extensions, renewals, modifications, restatements and amendments thereof. The Deed of Trust will be recorded in the records of the County in which the Property (defined below) is located.
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         THIS ASSIGNMENT OF CONTRACTS AND AGREEMENTS (this "ASSIGNMENT") is entered into by Assignor as of the Execution Date in favor of Assignee and affects Agreements (as defined below). Capital terms which are not defined in this Assignment shall have the respective meanings set forth in the Deed of Trust.

                                    RECITALS

         A. Assignee has loaned or will loan to Assignor the Loan evidenced by the Note. Payment of the Note is secured by the Deed of Trust which encumbers Assignor's interest in the real property more particularly described in EXHIBIT A attached to Deed of Trust and certain other property more particularly described in the Deed of Trust and referred to in this Assignment as the "PROPERTY".

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          B. Assignor desires to absolutely, presently and unconditionally assign to Assignee all of its right, title and interest in and to the Agreement (defined below) in the manner hereinafter provided.

          NOW, THEREFORE, in consideration of the Recitals and for good and valuable consideration, Assignor agrees with Assignee and its successors and assigns as follows:

          1. PAYMENT OF NOTE. Assignor desires to secure (a) the timely payment of the principal and interest on the Note and all other indebtedness secured by the Deed of Trust and (b) the full compliance with the terms, conditions, covenants and agreements contained in the Note, the Deed of Trust and the other documents executed by Assignor in connection with the Loan.

          2. PRESENT AND ABSOLUTE ASSIGNMENT OF CONTRACTS. Assignor absolutely, presently and unconditionally grants, assigns and transfers to Assignee all right, title and interest which Assignor may now or hereafter have under:

                (a) each of the contracts, agreements, purchase orders, work orders, commitments, licenses, guarantees, warranties, permits and like or similar agreements identified on EXHIBIT A attached hereto, as the same may be amended, modified, supplemented, extended, renewed, substituted or replaced from time to time (the "EXISTING AGREEMENTS"); and

                (b) all contracts, agreements purchase orders, work orders, commitments, licenses, guarantees, warranties, permits and like or similar agreements in which Assignor may hereafter obtain an interest, relating to the use, maintenance, operation, occupancy, management, design, construction, development, furnishing, outfitting or equipping of the Property, as the same may be amended, modified supplemented, extended, renewed, substituted or replaced from time to time (the "FUTURE AGREEMENTS"; collectively with the Existing Agreements, the "AGREEMENTS").

This assignment is made as part of the consideration for the transactions contemplated by the Deed of Trust and the other Loan Documents, it being intended by Assignor and Assignee that such assignment constitutes an absolute assignment and not an assignment for additional security only. The foregoing assignment encompasses the right of Assignor to terminate any of the Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, together with the immediate and continuing right to collect and receive all sums that may become due to Assignor or that Assignor may now or shall hereafter become entitled to demand or claim, arising from or out of the Agreements, including claims of Assignor for refunds or damages arising out of, or for breach of, or default under, any of the Agreements and all rights of Assignor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any of the Agreements.

          3. NO CANCELLATION OR MODIFICATION OF THE AGREEMENTS. Assignor covenants and agrees that, without the prior written consent of Assignee and except as otherwise permitted in the Deed of Trust, Assignor will not:

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                (a) further sell, pledge, assign, mortgage or otherwise
          encumber or transfer (except hereby) the Agreements or any right, title or interest of Assignor therein;

                (b) except as otherwise permitted under the Deed of Trust, waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge any party to any of the Agreements of and from any obligations, covenants, terms, conditions and agreements to be kept, observed and performed by such party; and

                 (c) except as otherwise permitted under the Deed of Trust, amend, modify, extend, terminate or cancel, or permit the amendment, modification, extension, termination or cancellation, of any of the Agreements in any material respect or waive any rights of Assignor thereunder.

If any of these acts described in this SECTION 3 are done without the consent of Assignee or as otherwise permitted under the Deed of Trust, at the option of Assignee, they shall be of no force or effect and shall constitute a breach of the terms of this Agreement and of the Deed of Trust.

         4. SPECIFIC COVENANTS OF ASSIGNOR. Assignor covenants and agrees:

                  (a) to keep, observe, perform, comply with and discharge, or cause to be kept, observed, performed, complied with and discharged, in a timely manner all the material terms and provisions of the Agreements to be kept, observed, performed, complied with and discharged by Assignor;

                  (b) to give promptly to Assignee copies of all notices of default that Assignor shall send or receive under the Agreements;

                  (c) if Assignor fails to make any payment or to do any acts required by this Assignment, then Assignee may in its sole discretion and without notice to Assignor perform Assignor's obligations under the Agreements as Assignee may deem necessary, at Assignor's cost and expense. These acts may include without limitation appearing in and defending any proceeding connected with the Agreements, including without limitation any proceedings of any parties thereto under the Bankruptcy Code. No action by Assignee shall release Assignor from its obligations under this Agreement. Assignor irrevocably appoints Assignee its true and lawful attorney to exercise its rights under this Assignment, which appointment is coupled with an interest and with full power of substitution;

                  (d) to pay immediately upon demand all sums expended by Assignee under this Assignment, together with interest at the Default Rate (as defined in the Note). These expenditures shall be secured by the Deed of Trust:

                  (e) if a petition under the Bankruptcy Code shall be filed by or against Assignor and Assignor, as debtor thereunder, shall determine to reject any Agreement pursuant to Bankruptcy Code
         Section 365(a), then Assignee shall have the right, but not the obligation, to demand that Assignor assume and assign such Agreement to Assignee;

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

                  (f) except as otherwise permitted under the Deed of Trust, to enforce and obtain, short of termination thereof, the performance of each and every material obligation, term, covenant, condition and agreement in the Agreements to be kept, observed, performed, complied with and discharged in relation to the other parties to such Agreements (each such other party, a "CONTRACTOR", and collectively, the "CONTRACTORS"), and exercise such rights and remedies under each Agreement and take such other action as may be necessary or proper to protect the interests of Assignor and Assignee thereunder, unless expressly released and discharged from such obligation by Assignee in writing;

                  (g) to appear in and defend (with counsel reasonably satisfactory to Assignee) any action or proceeding arising under or in any manner connected with the Agreements or Assignor's duties or liabilities thereunder and upon request by Assignee (as an additional party), to do so in the name and on behalf of Assignee but at the expense of Assignor, and to pay all reasonable costs and expenses of Assignee, including reasonable attorney's fees, forum costs and disbursements, incurred with respect to any such action or proceeding;

                  (h) to deliver to Assignee at its request executed and certified copies of the Agreements and all amendments or modifications thereof;

                  (i) to obtain, within thirty (30) days after the date hereof, a written consent to this Assignment, containing an agreement, in form and substance reasonably satisfactory to Assignee, from the Contractor under each Existing Agreement in excess of $25,000.00 that, upon the exercise by Assignee of its rights hereunder, such Contractor shall continue to perform under this respective Agreement for the benefit of Assignee, unless, with respect to such Agreement, Assignee waives such requirement;

                  (j) to include in each Future Agreement in excess of $25,000, a provision, in form and substance reasonably satisfactory to Assignee, pursuant to which the Contractor thereunder consents to this Assignment and agrees that, upon the exercise by Assignee of its rights hereunder, such Contractor shall continue to perform under its respective Agreement for the benefit of Assignee, unless, with respect to such Agreement, Assignee waives such requirement; provided that Assignee hereby agrees that, with respect to Future Agreements consisting of work orders for government tenants, Assignor shall obtain the Contractor's consent and agreement described above, but such consent and agreement may be contained in a separate document executed by the Contractor and need not be included in the work order; and

                  (k) that Assignee's rights under this Assignment may be exercised either independently of or concurrently with any other right in this Assignment, the Deed of Trust, any other Loan Document, the Guaranty or the Unsecured Indemnity Agreement. No action taken by Assignee under this Assignment shall cure or waive any default nor affect any notice under the Deed of Trust.

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          5.  REPRESENTATIONS AND WARRANTIES.  Assignor represents and warrants that:

                  (a) Assignor has the right, power and authority to sell, assign, transfer, set over and deliver all of its right, title and interest in and to the Existing Agreements;

                  (b) Assignor has duly and timely performed to date all of the obligations, terms, covenants, conditions and warranties of the Existing Agreements to be kept, observed and performed by Assignor and has not done any act which might prevent Assignee from exercising its rights under this Assignment;

                  (c) except as set forth on EXHIBIT A, the Contractors have duly and timely performed to date all of the obligations, terms, covenants, conditions and warranties of the Existing Agreements to be kept, observed and performed by each such Contractor;

                  (d) Assignor has not previously sold, assigned, mortgaged, pledged or otherwise transferred or encumbered any of the Agreements, or any right, title or interest therein and, except as set forth on EXHIBIT A, none of the Existing Agreements has expired or been terminated;

                  (e) the Existing Agreements are in full force and effect on the date hereof, subject to no defenses, setoffs, claims or counterclaims whatsoever and have not been amended or modified in any material respect except as set forth on EXHIBIT A;

                  (f) the Existing Agreements identified on EXHIBIT A constitute all contracts, agreements, purchase orders, work orders, commitments, licenses, guarantees, warranties, permits and like or similar agreements in which Assignor has an interest relating to the use, maintenance, operation, occupancy, management, design, construction, development, furnishing, outfitting or equipping of the Property, other than leases or occupancy agreements with space tenants; and

                  (g) Assignor and the undersigned representatives of Assignor represent that it and they have full power, authority and legal right to execute this Assignment and to observe and perform all of the terms of this Assignment on Assignor's part to be observed and performed and that this Assignment and the other Loan Documents constitute valid and binding obligations of Assignor, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy laws and other laws affecting the rights of creditors generally, or by virtue of the application of general principals of equity.

          6. ASSIGNOR'S LICENSE UNTIL DEFAULT BY ASSIGNOR. So long as no Event of Default exists and so long as there is no default by Assignor under this Assignment or under any of the Agreements (all of the foregoing are collectively referred to as a "DEFAULT"), Assignor shall have a license to obtain, use and enjoy the benefits of the Agreements, including the right to collect and retain all sums that may become payable to Assignor under the Agreements. This license shall be terminated at the sole option of Assignee, without regard to the adequacy of its security

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

under this Assignment or under the Deed of Trust and without notice to Assignor, if there is a Default.

          7. REVOCATION OF LICENSE. Upon the occurrence of a Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Secured Indebtedness or solvency of Assignor, the license herein granted shall automatically expire and terminate, without notice by Assignee (any such notice being hereby expressly waived by Assignor). Assignee shall thereupon and thereafter have all right, power and authority to exercise and enforce any and all of its rights and remedies as provided herein, under any of the other Loan Documents or by law or in equity. Such rights and remedies shall expressly include the right to exercise and enjoy, in Assignee's sole and absolute discretion, all of the rights, powers and benefits under the Agreements assigned to Assignee hereunder, it being understood and agreed that Assignee shall not be liable, and Assignor shall at all times remain solely liable, to the other parties to such Agreements to perform any and all duties or obligations owing to such parties under the Agreements, unless Assignee shall elect, in its sole and absolute discretion, to undertake such duties or obligations.

          8. INDEMNIFICATION. Assignor shall indemnify Assignee against and hold it harmless from any and all liability, claims, loss or damage which it may incur and which arises out of or relates to any of the Agreements or this Assignment.

          9. SATISFACTION AND TERMINATION. Upon the payment in full of the Loan, as evidenced by the recording of an instrument of full satisfaction of the Deed of Trust, this Assignment shall be void and of no effect.

          10. NO OBLIGATION. Nothing in this Assignment shall (a) be construed to obligate Assignee (i) to appear in or defend any action or proceeding relating to the Agreements or the Property, or (ii) to take any action or incur any expense or perform or discharge any obligation, duty or liability under the Agreements, (b) operate to place any obligation or liability for the control, care, management or repair of the Property upon Assignee or (c) operate to make Assignee responsible or liable for any waste committed on the Property by the Contractors or any other person or entity, or for any dangerous or defective condition of the Property, including the presence of any Hazardous Materials or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any Contractor, tenant, licensee, employee or any other person or entity. Although Assignee has the right to do so, it shall not be obligated to perform any obligation under any Agreement by reason of this Assignment. To the fullest extent permitted by law, neither this Assignment nor any action or inaction on the part of Assignee shall constitute an assumption on the part of Assignee of any obligation or liability under any of the Agreements.

          11. CONTRACTORS ENTITLED TO RELY ON ASSIGNEE'S REQUESTS. Assignor irrevocably authorizes and directs the Contractors and their successors upon receipt of any written request of Assignee stating that a Default exists, to make any and all payments due and to become due under such Agreements to Assignee. Assignor agrees that the Contractors shall have the right to rely upon any such statement without any obligation to inquire as to whether a Default actually exists and regardless of any claim of Assignor to the contrary. Assignor agrees that it shall have

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

no claim against the Contractors for any payments made by the Contractors to Assignee. Upon the curing of all Defaults, Assignee shall give written notice to the Contractors to recommence making payments to Assignor.

          12. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon the successors and assigns of Assignor and shall inure to the benefit of and be enforceable by Assignee, its successors and assigns and any trustee appointed for the benefit of the holder of the Note. If more than one person, corporation, partnership or other entity shall execute this Assignment, then the obligations of the parties executing the Assignment shall be joint and several.

          13. EXCULPATION. The provisions of Section 9.01 of the Deed of Trust are incorporated herein by this reference to the fullest extent as if the text of such section were set forth in its entirety herein.

          14. NOTICES. All notices pursuant to this Assignment shall be given in accordance with the Notice provision of the Deed of Trust, which is incorporated into this Assignment by this reference.

          15. GOVERNING LAW. This Assignment and the rights and obligations of the parties under this Assignment shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State in which the Property is located, without regard to conflict of laws principles.

          16. MISCELLANEOUS. This Assignment may be modified, amended, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such modification, amendment, waiver, or termination is sought. No failure or delay in exercising any of these rights shall constitute a waiver of any Default. Assignor, at its expense, will execute all documents and take all action that Assignee from time to time may reasonably request to preserve and protect the rights provided under this Assignment. The headings in this Assignment are for convenience of reference only and shall not expand, limit or otherwise affect the meanings of the provisions. This Assignment may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one document.

           [THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]





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     IN WITNESS WHEREOF, Assignor has, by its duly authorized
representatives, duly executed this Assignment under seal as of the day and year first above written.

          ASSIGNOR:          ARLINGTON SQUARE LIMITED PARTNERSHIP,
                             a Virginia limited partnership

                             By:  Arlington Square, Inc.,
                                  a Virginia corporation,
                                  its general partner


                                  By:  /s/ William N. Demas     [SEAL]
                                       -------------------------------
                                       William N. Demas
                                       President

STATE OF District of                          )
                                              )ss:
CITY/COUNTY OF: Columbia                      )

On the 24th day of November in the year 1998 before me, the undersigned, a notary public in and for said state, personally appeared William N. Demas, President of Arlington Square, Inc., the general partner of Arlington Square Limited Partnership, who is personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same on behalf of and in his capacity as President of said corporation, the general partner of said partnership.


                                             /s/ Veronica Jenkins
                                             ----------------------------

My Commission Expires:

         VERONICA JENKINS
NOTARY PUBLIC, DISTRICT OF COLUMBIA
My Commission Expires April 30, 2003



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

                                     EXHIBIT A

                               THE EXISTING AGREEMENTS


1.  Service Contracts - see list attached hereto as Exhibit A-1.

2. Management Agreement dated January 1, 1998 by and between Greenway Asset Management, L.C. and Arlington Square Limited Partnership, for the management of the property located at 4401 North Fairfax Drive, Arlington, Virginia.

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                                   EXHIBIT A-1

                                 ARLINGTON SQUARE
                                 SERVICE PROVIDERS


Vendor                      Service                 Address
------                      -------                 -------

CBM Experts                 Janitorial Contract     1400 Dolley Madison Blvd.
                                                    McLean, VA 22101

Datawatch                   Security Service        4401 East-West Highway
                                                    Suite 500
                                                    Bethesda, MD 20814

Miller Elevator             Elevator Service        5050 Lawrence Place
                                                    Hyattsville, MD 20781

Enterprise Communications   Answering Service       8100 Stansbury Road
                                                    Suite 200
                                                    Baltimore, MD 21222

Mid-Atlantic Power          Emergency Generator     114 Oak Grove Road
Specialists, Inc.                                   Suite 103
                                                    Sterling, VA 22170

EMS Consultants, Inc.       HVAC                    2134 Espey Court, Suite 7
                                                    Crofton, MD 21114

Metrocall                   Pager Service           P.O. Box 79058
                                                    Baltimore, MD 21270-0058

Western Termite             Pest Control            10843 Main Street
                                                    Fairfax, VA 22030

STH, Inc.                   Pump Maintenance        P.O. Box 118
                                                    Gaithersburg, MD 20884

BFI                         Trash Removal           P.O. Box 912011
                                                    Orlando, Fla 32891-2011

Valcourt Building           Window Cleaning         1001 N. Highland Street
Services, Inc.                                      Arlington, VA 22201
